                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

Each of the undersigned directors and officers of DELUXE CORPORATION, a Minnesota corporation, hereby constitutes and appoints Harold V. Haverty and Jerry K. Twogood his true and lawful attorneys-in-fact, and each of them, with full power to act without the other, to sign the Company's annual report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such report, and to file the same and any such amendment, with any exhibits, and any other documents in connection with such filing, with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934.

                                                    Date
/s/ Harold V. Haverty                               2/6/95
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Harold V. Haverty, Director and Principal Executive Officer

/s/ Eugene R. Olson                                 2/6/95
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Eugene R. Olson, Director

/s/ Edward W. Asplin                                2/6/95
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Edward W. Asplin, Director

/s/ John Schreiner                                  2/9/95
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John Schreiner, Director

/s/Jerry K. Twogood                                 2/6/95
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Jerry K. Twogood, Director

/s/ Whitney MacMillan                               2/6/95
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Whitney MacMillan, Director

/s/ James J. Renier                                 2/6/95
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James J. Renier, Director

/s/ Barbara B. Grogan                               2/6/95
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Barbara B. Grogan, Director

/s/ Allen F. Jacobson                               2/6/95
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Allen F. Jacobson, Director

/s/ Charles M. Osborne                              2/6/95
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Charles M. Osborne, Principal Financial Officer
and Principal Accounting Officer